                                                                   EXHIBIT 10.14

            SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") is made as of this 11th day of August, 1997 by and among Metrocall, Inc., a Delaware corporation (the "Borrower"); The Toronto-Dominion Bank, BankBoston, N.A., First Union National Bank of North Carolina, Fleet National Bank, Royal Bank of Canada, PNC Bank, National Association, NationsBank of Texas, N.A., Riggs Bank N.A., SunTrust Bank, Central Florida, N.A., Van Kampen American Capital Prime Rate Income Trust and Finova Capital Corporation (collectively, the "Banks") and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (the "Administrative Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower; the Banks; First Union National Bank of North Carolina, Fleet National Bank, Royal Bank of Canada, PNC Bank, National Association and NationsBank of Texas, N.A., as co-agents (collectively, in such capacity, the "Co-Agents"); The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"); BankBoston, N.A., as syndication agent (in such capacity, the "Syndication Agent"); The Toronto-Dominion Bank and BankBoston, N.A., as managing agents (in such capacity, the "Managing Agents"); and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of April 30, 1997 (as amended, the "Loan Agreement"); and

         WHEREAS, the Borrower desires to enter into that certain Agreement and Plan of Merger, dated as of August 8, 1997 (the "ProNet Merger Agreement") pursuant to which ProNet Inc. will merge with and into the Borrower, with the Borrower being the surviving corporation (the "ProNet Merger"); and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks agree to amend certain provisions of the Loan Agreement to provide for the creation of a third credit facility pursuant to Section 7.1(f) which shall be in a principal amount not to exceed $25,000,000; and

         WHEREAS, the Borrower has requested, and the Administrative Agent and the Banks have agreed, subject to the terms hereof, to consent to the transactions described above and to amend certain provisions of the Loan Agreement as provided herein, in part, for the payment of the Amendment Fee (as defined herein);

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

         1.      Amendments to Article 1.

                 (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the definitions of "Commitment Ratio," "Commitments" and "Notes" in their entireties and substituting the following in lieu thereof:

                 "`Commitment Ratio' shall mean, with respect to any Bank for either Commitment, the percentage equivalent of the ratio which such Bank's portion of such Commitment bears to the aggregate amount of such Commitment (as each may be adjusted from time to time as provided herein); and 'Commitment Ratios' shall mean, with respect to either Commitment, the Commitment Ratios of all of the Banks with respect to such Commitment. As of the date of the Second Amendment to this Agreement, the Commitment Ratios of the Banks party to this Agreement are as follows:

                                          Facility A
                        Facility A        Commitment        Facility B
        Banks           Commitment           Ratio          Commitment
The Toronto-        $ 16,499,625.10       7.333166712%   $  9,166,458.40
Dominion Bank

BankBoston, N.A     $ 32,571,053.68      14.476023857%   $  8,095,029.82
(formerly known
as The First
National Bank of
Boston)

First Union         $ 22,285,901.73       9.904845213%   $ 12,381,056.52
National Bank of
North Carolina

Fleet National      $ 22,285,901.73       9.904845213%   $ 12,381,056.52
Bank

Royal Bank of       $ 22,285,901.73       9.904845213%   $ 12,381,056.52
Canada

PNC Bank,           $ 16,071,428.57       7.142857142%   $  8,928,571.43
National
Association

NationsBank of      $ 22,285,901.73       9.904845213%   $ 12,381,056.52
Texas, N.A

Riggs Bank N.A      $  9,642,857.15       4.285714285%   $  5,357,142.85

SunTrust Bank,      $  9,642,857.15       4.285714285%   $  5,357,142.85
Central Florida,
National Association

Van Kampen          $ 22,500,000.00      10.000000000%   $ 12,500,000.00
American Prime
Rate Income Trust

Finova Capital      $ 22,500,000.00      10.000000000%   $ 12,500,000.00
Corporation

The Bank of New     $  6,428,571.43       2.857142857%   $  3,571,428.57
York

      TOTALS:      $ 225,000,000.00            100.00%  $ 125,000,000.00

                        Facility B                           Facility C        Total
                        Commitment      Facility C           Commitment        Dollar
                          Ratio         Commitment             Ratio         Commitment
The Toronto-            7.333166720%   $ 12,500,000.00      50.000000000%   $ 38,166,083.50
Dominion Bank

BankBoston, N.A        14.476023856%   $ 12,500,000.00      50.000000000%   $ 63,166,083.50
(formerly known
as The First
National Bank of
Boston)

First Union             9.904845216%              0.00       0.000000000%   $ 34,666,958.25
National Bank of
North Carolina

Fleet National Bank     9.904845216%              0.00       0.000000000%   $ 34,666,958.25

Royal Bank of Canada    9.904845216%              0.00       0.000000000%   $ 34,666,958.25

PNC Bank, National      7.142857142%              0.00       0.000000000%   $ 25,000,000.00
Association

NationsBank of          9.904845216%              0.00       0.000000000%   $ 34,666,958.25
Texas, N.A

Riggs Bank N.A          4.285714285%              0.00       0.000000000%   $ 15,000,000.00

SunTrust Bank,          4.285714285%              0.00       0.000000000%   $ 15,000,000.00
Central Florida,
National
Association

Van Kampen             10.000000000%              0.00       0.000000000%   $ 35,000,000.00
American Prime
Rate Income Trust

Finova Capital         10.000000000%              0.00       0.000000000%   $ 35,000,000.00
Corporation

The Bank of New York    2.857142856%              0.00        0.00000000%   $ 10,000,000.00
York

      TOTALS:                100.00%   $ 25,000,000.00            100.00%  $ 375,000,000.00

                 "'Commitments' shall mean, collectively, the Facility A Commitment, the Facility B Commitment and the Facility C Commitment."

                 "'Notes' shall mean, collectively, the Facility A Notes, the Facility B Notes, the Facility C Notes, any other promissory notes issued by the Borrower to evidence the Loans, and any extensions, renewals or amendments to, or replacements of, the foregoing."

         (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding the following definitions in the appropriate alphabetical order:

                 "Facility C Commitment' shall mean the several obligations of the Banks to fund their respective portions of the Loans to the Borrower in accordance with the Banks' respective Commitment Ratios in the aggregate amount of up to $25,000,000 pursuant to the terms hereof and as such obligations may be reduced from time to time pursuant to the terms hereof."

                 "Facility C Notes' shall mean, collectively, those certain promissory notes in an aggregate original principal amount of $25,000,000, issued to the Banks by the Borrower with respect to the Facility C Commitment, each one substantially in the form of Exhibit A to the Second Amendment to this Agreement, any other promissory notes issued by the Borrower to evidence the Loans under the Facility C Commitment, and any extensions, renewal or amendments to, or replacements of, the foregoing."

                 "`Office Building Acquisition Agreement' shall mean that certain Option and Purchase Agreement of Sale dated April 14, 1994 between Douglas Jemal and Joyce Jemal and the Borrower with respect to the acquisition by the Borrower for a purchase price not to exceed $2,900,000 of a 51% interest in the office complex located at 6910 Richmond Highway, Alexandria, Virginia 23306, as such agreement may be amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto, all of which shall be in form and substance reasonably satisfactory to the Managing Agents."

                 "`Office Building Acquisition Date' shall mean the date on which the Borrower acquires the Office Building Assets pursuant to the Office Building Acquisition Agreement."

                 "`Office Building Assets' shall mean the interest in the office complex located at 6910 Richmond Highway, Alexandria, Virginia 22306 to be acquired by the Borrower pursuant to the Office Building Acquisition Agreement."

                 "`Office Building Partnership' shall mean 6910 Richmond Highway Associates, a Virginia general partnership or any successor or other entity to which the Borrower contributes the Office Building Assets in accordance with Section 8(g) of the Office Building Acquisition Agreement.

         2.      Amendments to Article 2.

         (a) Section 2.1 of the Loan Agreement, Commitments," is hereby amended by adding the following new subsection 2.1(c) thereto:

                 "(c)     Facility C Commitment.  The Banks agree, severally,
         in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower, prior to the Maturity Date, an amount not to exceed at any one time outstanding, in the aggregate, the Facility C Commitment. Subject to the terms and conditions hereof, Advances under the Facility C Commitment may be repaid and reborrowed from time to time on a revolving basis."

         (b) Section 2.4 of the Loan Agreement, Commitment Fees, is hereby amended by deleting subsection 2.4(a) thereof in its entirety and by substituting the following in lieu thereof:

                 "(a)     The Borrower agrees to pay each of the Banks, in
         accordance with their respective Commitment Ratios for the applicable Commitment, a commitment fee on the aggregate unborrowed balance of
         (i) the Facility A Commitment and the Facility B Commitment for each day from the Agreement Date until the Maturity Date and (ii) the Facility C Commitment for each day from the effective date of the Second Amendment to Loan Agreement until the Maturity Date, (X) at all times during which the Total Leverage Ratio is greater than or equal to 4.50:1, at the rate of three-eighths of one percent (3/8%) per annum, and (Y) at all times during which the Total Leverage Ratio is less than 4.50:1, at the rate of one-quarter of one percent (1/4%) per annum."

         (c) Subsection 2.5(a) of the Loan Agreement, Scheduled Reductions in Facility A Commitment, is hereby amended by deleting the existing subsection in its entirety and substituting the following in lieu thereof:

                 "(a)     Scheduled Reductions in Facility A and Facility C
         Commitment. Commencing March 31, 2000 and at the end of each calendar quarter thereafter, (i) the Facility A Commitment shall be automatically and permanently reduced by an amount equal to the percentage of the Facility A Commitment as in effect on the Agreement Date and (ii) the Facility C Commitment shall be automatically and permanently reduced by an amount equal to the Facility C Commitment as in effect on the date of the Second Amendment to Loan Agreement, pro rata between the Facility A Commitment and the Facility C Commitment, as set forth below:

                                                                                Amount of
         Dates of Facility A and Facility C Commitment Reductions             Each Reduction
         --------------------------------------------------------             --------------
         March 31, 2000, June 30, 2000,
         September 30, 2000 and December 31, 2000                                 2.500%

         March 31, 2001, June 30, 2001,
         September 30, 2001 and December 31, 2001                                 3.750%

         March 31, 2002, June 30, 2002,
         September 30, 2002 and December 31, 2002                                 5.000%

         March 31, 2003, June 30, 2003,
         September 30, 2003 and December 31, 2003                                 6.250%

         March 31, 2004, June 30, 2004,
         September 30, 2004 and December 31, 2004                                7.500%"

         (d) Subsection 2.5(b) of the Loan Agreement, Excess Cash Flow Recapture, is hereby amended by deleting the existing subsection in its entirety and substituting the following in lieu thereof:

                 "(b)     Excess Cash Flow Recapture.  Commencing on March 31,
         2000 and on each March 31st and September 30th occurring thereafter during the term of this Agreement, the Facility A Commitment and the Facility C Commitment shall be automatically and permanently reduced, pro rata between the Facility A Commitment and the Facility C Commitment, by an amount equal to fifty percent (50%) of Excess Cash Flow, determined for the two (2) consecutive fiscal quarters then ended."

         (e) Section 2.6 of the Loan Agreement, Voluntary Commitment Reductions, is hereby amended by deleting the existing Section in its entirety and by substituting the following new Section 2.6 in lieu thereof:

                 "Section 2.6     Voluntary Commitment Reductions.  The
         Borrower shall have the right, at any time and from time to time after the Agreement Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Facility A Commitment and the Facility C Commitment, on a pro rata basis between the Facility A Commitment and the Facility C Commitment on the basis of the respective Commitment Ratios of the Banks applicable to the particular Commitment; provided, however, that any such partial reduction shall be made in an amount not less than $5,000,000 and in integral multiples of $1,000,000. As of the date of cancellation or reduction set forth in such notice, the applicable Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein, and the Borrower shall pay to the Administrative Agent for the Banks the amount necessary to reduce the principal amount of the Loans then outstanding under such Commitment to not more than the amount of such Commitment as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced."

         (f) Subsection 2.7(b)(i) of the Loan Agreement, Loans in Excess of Commitments, is hereby amended by amending the phrase "either Commitment" therein to "any Commitment."

         (g) Subsection 2.7(b)(iii) of the Loan Agreement, Equity Proceeds, is hereby amended by deleting the existing Section in its entirety and by substituting the following new Section 2.7(iii) in lieu thereof:

                   "(iii)         Equity Proceeds.  The Borrower shall repay
         Loans outstanding under the Facility A Commitment and the Facility C Commitment, pro rata between the Facility A Commitment and the Facility C Commitment, with the proceeds of any equity issued by the Borrower on or after the Agreement Date, net of reasonable and customary transaction costs."

         (h) Section 2.8 of the Loan Agreement, Notes; Loan Accounts, is hereby amended by deleting the second sentence of subsection 2.8(a) thereof in its entirety and by substituting the following in lieu thereof:

                 "One Facility A Note, one Facility B Note and one Facility C Note shall be payable to the order of each Bank for such Commitment, in accordance with such Bank's respective Commitment Ratio for the applicable Commitment."

         (i) Section 2.9 of the Loan Agreement, Manner of Payment, is hereby amended by deleting subsection 2.9(c) thereof in its entirety and by substituting the following in lieu thereof:

                 "(c)     Prior to the declaration of an Event of Default under
         Section 8.2 hereof, if
         some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all in accordance where applicable with the respective Commitment Ratios of the Banks for the applicable
         Commitment: (i) to the payment of any fees or expenses then due and payable to the Administrative Agent and the Banks, or any of them;
         (ii) to the payment of interest then due on Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(c) then due and payable to the Administrative Agent and the Banks, or any of them, hereunder or under the Notes or any other Loan Document; (iv) to the payment of principal then due and payable on the Loans made under the Facility B Commitment; and (v) to the payment of principal then due and payable on the Loans made under the Facility A Commitment and the Facility C Commitment, pro rata between the Facility A Commitment and the Facility C Commitment on the basis of the respective Commitment Ratios of the Banks applicable to the particular Facility A Commitment and Facility C Commitment."

         (j) Section 2.11 of the Loan Agreement, Pro Rata Treatment, is hereby amended by deleting subsection (a), Advances, thereof in its entirety and by substituting the following in lieu thereof:

                 "(a)     Advances.  Each Advance from the Banks under any
         Commitment shall be made pro rata on the basis of the respective Commitment Ratios of the Banks applicable to the particular Commitment."

         3. Amendment to Section 5.10. Section 5.10 of the Loan Agreement, Use of Proceeds, is hereby amended by adding thereto the phrase "and the Facility C Commitment" immediately after the phrase "under the Facility A Commitment."

         4.      Amendments to Article 7.

                 (a) Section 7.9 of the Loan Agreement, Total Leverage Ratio, is hereby amended by deleting existing Section 7.9 thereof in its entirety and by substituting the following therefor:

                 "Section 7.9 Total Leverage Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance), (c) upon the incurrence by the Borrower of any Subordinated Debt (after giving effect thereto), (d) at the time of any proposed Asset Disposition by the Borrower or any Restricted Subsidiary, and (e) at the time of any acquisition or investment by the Borrower or any Restricted Subsidiary, the Borrower shall not permit the Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

                 Period                                        Ratio
                 ------                                        -----
                 January 1, 1997 through
                   December 31, 1997                           6.00:1

                 January 1, 1998 through
                   December 31, 1998                           5.75:1

                 January 1, 1999 through
                   December 31, 1999                           5.25:1

                 January 1, 2000 through
                   December 31, 2000                           4.50:1

                 January 1, 2001 and thereafter                4.00:1"

                 (b) Section 7.12 of the Loan Agreement, Operating Cash Flow to Net Cash Interest Expense Ratio, is hereby amended by deleting existing
Section 7.12 thereof in its entirety and by substituting the following therefor:

                 "Section 7.12    Operating Cash Flow to Net Cash Interest
         Expense Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance, (c) upon the incurrence by the Borrower of any Subordinated Debt, (d) at the time of any proposed Asset Disposition by the Borrower or any Restricted Subsidiary, and (e) at the time of any acquisition or investment by the Borrower or any Restricted Subsidiary, the Borrower shall not permit the ratio of (i) Operating Cash Flow for the most recently completed fiscal quarter (calculated as of the end of the fiscal quarter being tested in the case of
         Section 7.12(a) hereof, or as of the end of the most recently completed fiscal quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be, in the case of Sections 7.12(b), (c), (d) and (e) hereof) to (ii) Net Cash Interest Expense for such fiscal quarter to be less than or equal to the ratios set forth below for the periods indicated:

                          Period                                    Ratio
                          ------                                    -----
                 April 1, 1997 through
                   December 31, 1999                                1.75:1

                 January 1, 2000 through
                   December 31, 2000                                2.00:1

                 January 1, 2001
                   and thereafter                                   2.25:1

         Notwithstanding the foregoing, in the event that the ratio of Operating Cash Flow for the fiscal quarter ending June 30, 1997 to Interest Expense for such fiscal quarter is less than 2.00 to 1, the Borrower agrees that on or before September 30, 1997, it shall cause equity in form satisfactory to the Managing Agents of not less than $50,000,000 (net of reasonable and customary transaction costs) to be infused into the Borrower since the Agreement Date.

                 (c) Section 7.14 of the Loan Agreement, Real Estate, is hereby amended by deleting existing Section 7.14 thereof in its entirety and by substituting the following therefor:

                 "Section 7.14 Real Estate. Except as set forth on Schedule 12 attached hereto, neither the Borrower nor any of the Restricted Subsidiaries shall purchase any real estate or enter into any sale/leaseback transaction. Notwithstanding the foregoing, the Borrower may purchase the Office Building Assets pursuant to the Office Building Acquisition Agreement provided that (a) at all times prior to contribution of the Office Building Assets to the Office Building Partnership (i) the Borrower grants a negative pledge on the Office Building Assets to the Administrative Agent and delivers to the Administrative Agent all other documentation, including, without limitation, opinions of counsel, an appraisal and a Phase I environmental audit which in the reasonable opinion of the Managing Agents is appropriate with respect to such grant, including any documentation requested by the Banks (collectively, the "Office Building Documents") and (ii) not less than five (5) days prior to the Office Building Acquisition Date, the Borrower shall have provided the Managing Agents with copies of the Office Building Acquisition Agreement, the Office Building Documents and all other documents related to the transfer of the Office Building Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the Office Building Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct, and all of which shall be in form and substance satisfactory to the Managing Agents; (b) prior to or simultaneously with the contribution of the Office Building Assets to the Office Building Partnership, (i) the Borrower shall have provided the Managing Agents with all documentation required by Section 5.13 hereof and (ii) the Borrower shall have provided the Managing Agents with replacement Office Building Documents pursuant to which the Office Building Partnership grants a negative pledge on the Office Building Assets to the Administrative Agent all of which replacement Office Building Documents shall be form and substance satisfactory to the Managing Agents and (c) the Borrower shall promptly cause the contribution of the Office Building Assets to the Office Building Partnership."

         5.      Amendments to Article 11.

                 (a) Section 11.5 of the Loan Agreement, Assignment, is hereby amended by deleting the parenthetical in subsection 11.5(c) thereof in its entirety and by substituting the following in lieu thereof:

         "(other than assignments to another Bank, which may be made without limitation, whether as to dollar amount or otherwise, so long as, if such assignment takes place after the occurrence of an Event of Default such assignment is made with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, and other assignments and participations described in
         Section 11.5(b) which may be made without any limitation whatsoever)"

                 (b) Section 11.5 of the Loan Agreement, Assignment, is hereby amended by deleting subsection 11.5(c)(v) thereof in its entirety and by inserting "(v) [RESERVED]" in lieu thereof.

                 (c) Section 11.12 of the Loan Agreement, Amendment and Waiver, is hereby amended by deleting subsection 11.12(a) thereof in its entirety and substituting the following therefor:

         "(a)  any increase in the amount of any Commitment,"

         6. Amendments to Schedules. Schedules 8, 11 and 12 to the Loan Agreement are hereby amended by deleting the existing Schedules 8, 11 and 12 in their respective entireties and by substituting the attached Schedule 8,
Schedule 11 and Schedule 12 in lieu thereof.

         7.      Consent.         Notwithstanding Section 7.6 of the Loan
Agreement, the Banks hereby consent to the ProNet Merger. On or prior to consummation of the ProNet Merger, the Borrower (a) shall provide to the Managing Agents, in form and substance satisfactory to the Managing Agents, (i) evidence that all Necessary Authorizations in respect of the ProNet Merger have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrower, threatened reversal or cancellation, and the Agents and the Banks shall have received a certificate of an Authorized Signatory so stating; (ii) opinions of FCC and special corporate counsel to the Borrower with respect to the ProNet Merger; (iii) certification to the Agents and the Banks of the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 of the Loan Agreement after giving effect to the ProNet Merger together with any calculations necessary to demonstrate such compliance; (iv) certification to the Agents and the Banks that a Default does not exist and will not be caused by the ProNet Merger; (v) all documentation required under Section 5.13 of the Loan Agreement with respect to the ProNet Merger; (vi) copies of the ProNet Merger Agreement and all other documents related to the ProNet Merger, including, without limitation, lien search results from appropriate jurisdictions, all of which shall be certified by an Authorized Signatory to be true, complete and correct as of the date of the ProNet Merger, together with duly executed UCC-1 financing statements and other collateral documentation deemed reasonably necessary by the Managing Agents to reflect or perfect the Security Interest of the Administrative Agent (for itself and on behalf of the Banks) in such assets; (vii) reliance letters regarding opinions of counsel to ProNet, in form and substance satisfactory to the Managing Agents and its special counsel and (b) shall not enter into any material amendment of, or agree to accept or consent to any waiver of any material provision of the ProNet Merger Agreement. The Banks acknowledge and agree that, for purposes of Section 7.6(c)(ii) of the Loan Agreement, the Net Purchase Price from the ProNet Merger shall not count against the $50,000,000 basket.

         8. Strict Compliance. Except for the amendments and consent set forth above, the text of the Loan Agreement shall remain unchanged and in full force and effect. The amendments and consent agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Agents and the Banks, or any of them, at variance with the Loan Agreement such as to require further notice by the Administrative Agent, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement, as amended by this Amendment, in the future.

         9. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Banks as follows:

                 (a) Each representation and warranty set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

                 (b)      The Borrower has the corporate power and authority
(i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                 (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                 (d) The execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

         10. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to:

                 (a) all of the representations and warranties of the Borrower under Section 9 hereof which are made as of the date hereof, shall be true and correct in all material respects;

                 (b) receipt by the Administrative Agent and each of the Banks of a certificate of the chief financial officer of the Borrower certifying that no Default exists both before and after giving effect to this Amendment;

                 (c) receipt by the Administrative Agent and each of the Banks of a signed legal opinion of Wilmer, Cutler & Pickering, counsel to the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent and its special counsel;

                 (d) receipt by the Administrative Agent for the account of each of the Banks an amendment fee (the "Amendment Fee") by wire transfer of immediately available funds equal to the product of (i) each Bank's pro rata portion of the sum of the Facility A Commitment, the Facility B and the Facility C Commitment as of the effective date of this Amendment multiplied by
(ii)(X) twenty-five one-hundredths of one percent (.25%) for each Bank which becomes a signatory to this Amendment on or prior to August 11, 1997 or (Y) one hundred twenty- five one-thousandths of one percent (.125%) for each Bank which becomes a signatory to this Amendment after August 11, 1997; and

                 (e) receipt of any other documents or instruments that the Administrative Agent, the Banks, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

         11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         12. Law of Contract. This Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         13.     Loan Document.  This Amendment shall constitute a Loan
                 Document.

         14. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 9 above, this Amendment shall be effective as of the date first above written.

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment all as of the day and year first above written.


BORROWER:                              METROCALL, INC., a Delaware corporation


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                       Attest:
                                               ---------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


ADMINISTRATIVE AGENT:                  TORONTO DOMINION (TEXAS), INC.


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



BANKS:                                 THE TORONTO-DOMINION BANK


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



                                       BANKBOSTON, N.A.


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



BANKS                                  FIRST UNION NATIONAL BANK OF
(continued)                            NORTH CAROLINA


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                       FLEET NATIONAL BANK

                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                       ROYAL BANK OF CANADA


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



                                       PNC BANK, NATIONAL ASSOCIATION

                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



                                       NATIONSBANK OF TEXAS, N.A.

                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



                                       RIGGS BANK N.A.

                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

BANKS                                  SUNTRUST BANK, CENTRAL FLORIDA, N.A.
(continued)
                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                       INCOME TRUST


                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


                                       FINOVA CAPITAL CORPORATION

                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


                                       THE BANK OF NEW YORK

                                       By:
                                           -------------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------